Investor Presentation November 2009 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance and reinsurance focused in niche markets.
The Objective
To maintain our profitable growth record while maximizing on the opportunities afforded us through our international platform.
The Strategy
Apply our proven business model to deploy capital in attractive niche markets that offer opportunities for maximum return.

4.
Argo Group Today
Specialty underwriter in attractive niche areas of P&C insurance and reinsurance markets
Headquarters: Bermuda
– Operate in 50 states and internationally
– View the specialty market as a single marketplace
Total capitalization of $2.0 billion
Four ongoing business segments
– Excess and Surplus Lines (U.S.)
– Commercial Specialty (U.S.)
– Reinsurance
– International Specialty
Major business
segment locations
Headquarters
Brussels
London
Bermuda

ARGO GROUP

1.
2.
3.
4.

ARGO GROUP
Four Business Units

ARGO GROUP
Get there together

5. Strategic Business Plan Focus: Specialty underwriter in niche markets Growing an International Specialty Underwriter Growth and Profitability

6.
A Recap of Our Successful Strategic Business Plan
1. Target attractive
niche markets
2. Develop leading,
differentiated
positions
3. Expand position
– organically
– geographically
– selective acquisitions
4. Results: growth in
premiums, earnings
and book value

7.
1.  ATTRACTIVE NICHE MARKETS
A Different Type of Approach
Higher margin and return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth
Key Criteria In Selecting Niche Markets

8.
Leader
Lloyd’s direct and facultative market
Leader
E&S market top-tier
Leader
Commercial insurance for small / medium
public entities
Leader
Insurance for the retail dry cleaning industry
Leader
Workers’ compensation for coal mines in
Pennsylvania and Maryland
Leader
P/C insurance for independent grocery stores
2.  DEVELOP LEADERSHIP POSITIONS
Examples of Leadership Positions

9.
3.  EXPAND POSITION
Initiatives Supplementing Organic Growth
Revenues
Since 2000,
accounts for
over 90% of
total growth
Since 2000,
accounts for
over 90% of
total growth
Business Development Activity Since 2000
Synergies Gained
Cross Selling Increased Product Offerings
Interstate
Coregis
Assets acquired:
Grocers
Fulcrum
Businesses acquired:
Massamont
Rockwood
Heritage
PXRE Colony
Insight
New businesses launched:
Argonaut Financial
Argo Surety Argo Pro
Argo Re Excess Casualty
Argo Specialty Trident

10. $125M $1.1B 2000 2008 Earned Premiums $1.6B $186M 2000 2008 Gross Written Premiums 31% CAGR 32% CAGR 4. RESULTS: GROWTH An Impressive Growth Record…

11. $62M $150M 2000 2008 12% CAGR $3M $63M 2001 2008 Net Income Net Investment Income 46% CAGR 4. RESULTS: GROWTH Improved Bottom Line Results…

12.
$51.04
$44.18
$45.15
$23.40
$27.22
$30.36
$33.52
$39.08
2002 2003 2004 2005 2006 2007 2008 2009-Q3
4.  RESULTS: GROWTH
…and Consistent Growth of Book Value
BVPS Growth Since 2002
12.2%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

ARGO GROUP

1.
2.
3.
4.

Strategic Business Plan

ARGO GROUP

ARGO GROUP
Get there together

13. Growing an International Specialty Underwriter Growth and Profitability Focus: Specialty underwriter in niche markets Four Business Units

14.
Excess & Surplus
Lines
International
Specialty*
• 2008 GWP $283M*
• Lloyd’s platform
• 2008 GWP $684M
Excess & Surplus
Lines
Reinsurance
• 2008 GWP $126M
• Bermuda platform
Commercial
Specialty
• 2008 GWP $511M
Four Growth Platforms
*June 1 – Dec 31 only

15.
EXCESS & SURPLUS LINES:
Largest and Most Profitable Segment
Status
Combined ratio in low 90% range
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small acct
U/Ws
Controlled distribution
– Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
92.6% 88.9% 89.3%
Combined ratio
*  Includes $12.7M of losses from 2008 hurricanes.
$58
$102
$113
2005 2006 2007
$98
2008*
93.3%
2009 Nine Months: $63.6M
2008 Nine Months: $66.6M

16.
COMMERCIAL SPECIALITY:
Fastest Growing Segment
Status
2008 GWP up 21%
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
– religious institutions
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $2.8M of losses from 2008 hurricanes.
92.6% 89.4% 88.7%
$38
$50
$61
2005 2006 2007
$43
2008*
96.5%
2009 Nine Months: $34.5M
2008 Nine Months: $25.3M

17.
Nine Months Ended
Sept. 30, 2009
($M)
Combined ratio
55.5%
$34
$63
$143
Operating
Income
Earned
Premium
Gross Written
Premium
Status
Began 2008 with ~ $1.3B in capital
Produced solid year one results
Reported favorable development related
to Hurricane Ike
Added Casualty and Professional Risks;
appointed Nigel Mortimer to lead
Competitive advantages
Utilized established infrastructure
Built diversified book of business
Proven record of leadership
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
REINSURANCE:
Argo Re – Performing Well

18.
Status
Acquired Heritage in 2008;
rebranded to Argo International
Enoizi to CEO; Carrier to U/W director
Worldwide property
– Direct and Facultative
– North American and International
Binding Authority
Non-U.S. liability
– Professional indemnity
– General liability
Competitive advantages
Specialist knowledge
Access to decision makers
Carries the Lloyd’s market ratings of
‘A’ (Excellent) rating by A.M. Best, and
‘A+’ by S&P
INTERNATIONAL SPECIALTY:
Argo International (Lloyd’s)
Nine Months Ended
Sept. 30, 2009
($M)
Combined ratio
97.8%
$8.1
$321
$563
Operating
Income
Earned
Premium

ARGO INTERNATIONAL

Member Argo Group

ARGO GROUP US

Get there together

ARGO RE

Member Argo Group

ARGO GROUP
Get there together

19.
Combined Business Mix
Unique platform to prudently write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance
Quota share reinsurance
of business partners
Property reinsurance
Prospective insurance
opportunities
~70%
~10%
~20%
International Specialty (Lloyd’s)
Worldwide property
Non-U.S. liability
19.

20. Insurance / Reinsurance Business Mix Reinsurance Insurance YTD as of Sept. 30, 2009 Note: Based on gross written premiums (GWP) 91% 9%

21. Property / Casualty Business Mix Property Casualty ~70% ~30%

22.
Argo Group 2008 Financial Highlights
2007 2008 Change
Gross Written Premium $ 1.18B $ 1.60B
36%
Net Earned Premium
$ 860M
$ 1.13B 31%
Total Revenue $   1.0B
$ 1.25B
25%
Net Investment Income $ 134M $ 150M 12%
Net Income Per Share
$ 5.58
$ 2.05**
172%**
** Impacted by $17.4mm of pre-tax losses from U.S. storms in Q2 and $74.0mm from hurricanes Gustav and Ike in Q3.

23.
Argo Group 2009 Third Quarter Results
2008
Nine Months
2009
Nine Months
Change
Gross Written Premium $ 1.2B $  1.6B 29%
Net Earned Premium $ 803M $ 1.1B 32%
Total Revenue $ 909M $ 1.2B 28%
Net Investment Income $ 113M $ 113M 0%
Net Income Per Share
$ 1.66
$ 2.48
49%

24.
Strong Balance Sheet and Capital Base
In millions except for book value and leverage data
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$4,001
429
$44.18
Dec 31, 2007
2,425
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Reserves
Total Leverage
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness
Book Value Per Share
Sep 30, 2009
3,187
19.5%
1,954
1,573
6,821
$4,317
381
$51.04

25.
Conservative Investment Portfolio
Fixed income (94%)
Equities (6%)
Total: $4.0bn
Total: $0.3bn
• Average Rating of AA+
• Duration of 3.0 years
• Internally and externally managed
• Conservative focus on large cap
32%
14%
19%
15%
15%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
5%
Financials
Industrial & Other
17%
83%

26.
Focus Areas for the Coming Year
• Investments in people
• Investment in IT
• Expense savings
• Controlled expansion in the US and London
• Focus on clients
• Focus on distribution partners
• Focus on the competitive environment
Internal External
Premiums / Risk Selection
Levers to Drive a Profitable Organization
Investment Leverage / Yields
Financial Leverage / Capital Structure
Infrastructure Cost

27.
Capital Deployment Strategy
Support balance sheet, mainly loss reserves
Growth of core business
– Deploy capital opportunistically across all four segments
– Reduce reliance on third-party reinsurance
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
Repatriate capital depending on capital position and stock price
– $150M stock repurchase program authorized should above opportunities fail to appear
– Dividend

28.
I N  S U M M A R Y
A Strong and Well-Positioned Specialty Underwriter
Proven and successful strategic business plan
– Strong growth record
– Improved profitability in continuing lines
– Capital management
– Expanded, proven leadership team
Powerful competitive force in specialty lines market
– Flexible international platform
– U.S., Bermuda and London advantages
– Diversified business mix
– Growth though geographic and product diversification
Focus on profitable growth
– Effective capital deployment + high-margin focus = ROE improvement
– Consistent increase in book value per share over time

Thank you!